                                                                       EXHIBIT 1


                                                        November  ,1995


                                  $500,000,000

                           FOSTER WHEELER CORPORATION

                            (a New York Corporation)

                                Debt Securities
                                Preferred Stock
                               Depositary Shares
                                  Common Stock
                                    Warrants


                             UNDERWRITING AGREEMENT



LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York  10285

Dear Sirs:

                 Foster Wheeler Corporation, a New York corporation (the "Company"), proposes to issue and sell up to $500,000,000 of a combination of the Company's (i) debt securities, consisting of debentures, notes or other unsecured evidences of indebtedness (the "Debt Securities"), which may be either senior debt securities or subordinated debt securities, (ii) shares of preferred stock, no par value (the "Preferred Stock"), which may be issued in the form of depositary receipts (the "Depositary Shares") representing a fraction of a share of Preferred Stock, (iii) shares of common stock, $1.00 par value (the "Common Stock" and, together with the Preferred Stock, the "Stock"), and (iv) warrants to purchase securities of the Company as shall be designated by the Company at the time of any offering of such warrants (the "Warrants" and together with the Debt Securities, the Preferred Stock, the Depositary Shares, the Common Stock and the Warrants, the "Offered Securities"), in one or more offerings on the terms and conditions determined at the time of sale. The Debt Securities will be issued pursuant to an indenture dated as of November __, 1995 (the "Indenture") between the

Company and Harris Trust and Savings Bank as trustee (the "Trustee). The Depositary Shares will be issued pursuant to the terms of a Deposit Agreement (the "Deposit Agreement") to be entered into among the Company, the depositary named in such agreement (the "Depositary"), and the holders from time to time of Depositary Shares issued thereunder. The Depositary Shares will be evidenced by depositary receipts (the "Depositary Receipts") issued pursuant to the Deposit Agreement. The shares of the Company's Preferred Stock relating to the Depositary Shares are hereinafter referred to as the "Underlying Preferred Shares." The Warrants will be issued pursuant to the provisions of one or more Warrant Agreements (each a "Warrant Agreement" and collectively, the "Warrant Agreements") between the Company and the Warrant Agent named in each such agreement (the "Warrant Agent").

                 From time to time, the Company may enter into one or more terms agreements (each a "Terms Agreement") that provide for the sale of such designated Offered Securities to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of Offered Securities or as members of an underwriting syndicate) and the provisions set forth herein (except for provisions which relate to securities other than Offered Securities designated in the applicable Terms Agreement) shall be incorporated by reference in any such Terms Agreement. The applicable Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement."

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                          (a) A registration statement on Form S-3 (No. 33-61809), including a prospectus relating to the Offered Securities of the Company for the registration of such securities under the United States Securities Act of 1933, as amended (the "Securities Act"), has (i) been prepared by the Company in material conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission

                 (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effec-tive under the Securities Act; and, if the Offered Securities are Debt Securities, the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Company to you. As used in this Agreement, "Effective Date" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Registration Statement" means the registration statement as amended to the date of this Agreement including all documents incorporated by reference or deemed to be incorporated by reference therein and the exhibits thereto; "Basic Prospectus" means the prospectus included in the Registration Statement; "Preliminary Prospectus" means any preliminary form of Prospectus (as defined herein) specifically relating to designated Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; "Prospectus Supplement" means any prospectus supplement specifically relating to designated Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; "Prospectus" means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement; "Basic Prospectus," "Prospectus", "Preliminary Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, filed by the Company with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein; and "supplement" and "amendment", shall be deemed to refer to and include any documents incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Exchange Act. Any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
                 Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

                          (b) The Registration Statement conforms in all material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations thereunder and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the Registration Statement or the Prospectus.

                          (c)     If the Offered Securities are Debt
                 Securities: The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                          (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the Prospectus on said dates, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (e) The Company and each of its significant subsidiaries as such term is defined in Rule 405 of the Rules and Regulations and identified on Schedule II hereto (each a "Significant Subsidiary") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so qualified and in good standing would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, and where so qualified have all corporate power and authority necessary to own, lease or operate their respective prop-erties and to conduct the businesses in which they are engaged as described in the Prospectus.

                          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                          (g)     If the Offered Securities are Debt
                 Securities: The Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

                          (h)     If the Offered Securities are Debt
                 Securities: The Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and de-livered by the Company will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                          (i) If the Offered Securities are shares of Preferred Stock: The shares of any Preferred Stock to be issued and sold by the Company to the Underwriters have been duly and validly authorized, and when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable; and, when issued and delivered, such Preferred Stock will conform in all material respects to the description thereof contained in the Prospectus.

                          (j)     If the Offered Securities are Depository
                 Shares: The deposit of any Underlying Preferred Shares by the Company in accordance with the Deposit Agreement has been duly authorized and, when Depositary Shares are issued and delivered in accordance with the terms of this Agreement, the Depositary Shares will be validly issued, fully paid and non-assessable; and, when issued and delivered, such Depositary Shares will conform in all material respects to the description thereof contained in the Prospectus.

                          (k)     If the Offered Securities are Depository
                 Shares: Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share will represent the interest described in the Prospectus in a validly issued, outstanding, fully paid and non-assessable Underlying Preferred Share; assuming due execution and delivery of the

                 Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement; and the Deposit Agreement conforms in all material respects to the description thereof contained in the Prospectus.

                          (l) If the Offered Securities are shares of Common Stock: The unissued shares of Common Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, such shares will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus.

                          (m) If the Offered Securities are convertible or exchangeable into shares of Common Stock or Preferred Stock:
                 Such Stock of the Company reserved for issuance upon conversion of or exchange for the Company's other securities or exercise of the Company's Warrants have been validly authorized and reserved for such purpose; and, if and when any of the Company's other securities are converted into or exchanged for shares of Stock of the Company in accordance with the conversion or exchange rights so provided, or purchased in accordance with the purchase rights so provided, such shares of Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of the Company's Restated Certificate of Incorporation (the "Certificate"); and when issued and delivered, such Stock will conform in all material respects to the descriptions thereof contained in the Prospectus.

                          (n)     If the Offered Securities are shares of
                 Stock: Except as described or incorporated by reference in the Registration Statement or the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of any shares of the Stock, including any Stock issuable upon conversion or exchange of any Offered

                 Securities, in each case, pursuant to the Company's Certificate or by-laws or any agreement or other instrument to which the Company is a party.

                          (o) If the Offered Securities are Warrants: The Warrants have been duly authorized and, upon payment therefor, as provided in this Agreement, will be validly issued and outstanding and will constitute legally binding obligations of the Company, and upon exercise of the Warrants pursuant to the related Warrant Agreement, if exercisable for Debt Securities, will be entitled to the benefits of the Indenture; and when issued and delivered, such Warrants will conform in all material respects to the description thereof contained in the Prospectus.

                          (p) This Agreement has been duly authorized, executed and delivered by the Company.

                          (q)     If the Offered Securities are Depository
                 Shares: The Deposit Agreement has been duly authorized by the Company and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Depositary)and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                          (r) If the Offered Securities are Warrants: The Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Warrant Agent) will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Warrant Agreement conforms in all material respects to the description thereof contained in the Prospectus.

                          (s) The execution, delivery and performance of this Agreement, the Indenture (if the Offered Securi- ties are Debt Securities), the Deposit Agreement (if the Offered Securities are Depository Shares) and the Warrant Agreement (if the Offered Securities are Warrants) by the Company, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Offered Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, lien, charge or encumbrance upon any property or mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the charter or by- laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties or assets; and except for the registration of the Offered Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, regis-trations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture (if the Offered Securities are Debt Securities), the Deposit Agreement (if the Offered Securities are Depositary Shares) or the Warrant Agreement (if the Offered Securities are Warrants) by the Company and the consummation by the Company of the transactions contemplated hereby and thereby.

                          (t) Except as described or incorporated by reference in the Registration Statement or the Prospectus, there are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (u) If the Offered Securities are shares of Common Stock, except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of any Prospectus relating to the offering of Common Stock, including any sale pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights, or warrants.

                          (v)     Neither the Company nor any of its
                 subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long- term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                          (w) Coopers & Lybrand L.L.P., who has certified certain financial statements of the Company, Deloitte & Touche LLP who has certified certain financial statements of Pyro-Pacific Operating Company, and KPMG Wideri Oy Ab, who has certified certain financial statements of the power generation business of A. Ahlstrom Corporation ("Pyropower"), respectively, whose reports appear in the Prospectus or are incorporated by reference therein, and each of whom has delivered the initial letters referred to in Section 7(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                          (x) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present in all material respects fairly the financial condition and results of operations of the entities purported to be shown thereby at the dates and for the periods indicated; and have been prepared in conformity with United States generally accepted accounting principles or International Accounting Standards, as the case may be, applied on a consis-tent basis throughout the periods involved, except as otherwise expressly set forth therein.

                          (y) Except as described in the Registration Statement, Prospectus or in documents incorporated therein by reference, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any material property or assets of the Company or any of its Significant Subsidiaries is the subject which is required to be disclosed in the Registration Statement, Prospectus or in documents incorporated therein by reference or which would have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by this Agreement; and to the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

                          (z) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations.

                          (aa)    Neither the Company nor any of its
                 Significant Subsidiaries is (i) in violation of its charter or by-laws, or (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such default which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which the Company or any of its subsidiaries or its or any of their property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its or their property or to the conduct of its or their business, except for such violation or failure which would not have a material adverse effect on the condition (financial or otherwise), shareholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole.

                          (ab) Neither the Company nor, to the Company's knowledge, any of its subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, except for such violations which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole.

                          (ac) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "Investment Act") and the rules and regulations of the Commission thereunder.

                          (ad) Neither the BBB nor Baa2 senior debt rating assigned to the Company in 1995 by Standard & Poor's Corporation and by Moody's Investor Services, Inc., respectively, has been lowered or, to the Company's knowledge, threatened to be lowered by either such rating agency nor, to the Company's knowledge, has it been placed under surveillance or review by either such rating agency.

                          (ae) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 2.  Purchase of the Offered Securities by the Underwriters.
On the basis of the representations and warranties contained in, and subject to the terms and conditions set forth herein, the Company agrees to sell to the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price and/or principal amount, as the case may be, set forth in the Terms Agreement attached hereto as Schedule I and in the respective amounts and number of shares, as the case may be, of the designated Offered Securities set forth opposite the name of each such Underwriter in Exhibit A to such Terms Agreement.

                 In addition, the Company may specify in any Terms Agreement relating to any offering of the designated Stock that the Company thereby grants to the Underwriters an option to purchase up to the number of shares of additional Stock (the "Option Stock") in the amount set forth in such Terms Agreement. The option thereby granted is exercisable as provided in Section 4 hereof, shall expire at such time as is set forth in the applicable Terms Agreement, and will be granted solely for the purpose of covering over-allotments which may be made in connection with the offering and sale of the Stock. Shares of the Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Stock set opposite the name of such Underwriters in Exhibit A of such Terms Agreement. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the managing Underwriter so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

                 3. Offering of the Offered Securities by the Underwriters. The several Underwriters propose to offer the Offered Securities for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Offered Securities.

                 4. Delivery of and Payment for the Offered Securities. Delivery of and payment for the Offered Securities shall be made at such location as may be agreed upon by the Underwriters and the Company at 10:00 a.m. New York City time, on the third business day following the date of this Agreement, or at such other time and date as shall be agreed upon (each such date and time of payment and delivery being herein called the "Closing Date") in the manner set forth in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Offered Securities shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Company shall make the certificates representing the Stock available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

                 The Debt Securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a Depositary, or its nominee, identified in the Prospectus Supplement relating to such series. In such a case, the manner of delivery of such global securities will be set forth in the applicable Terms Agreement.

                 At any time on or before the thirtieth day after the date of any Terms Agreement relating to designated Stock and Option Stock, the option granted in Section 2 may be exercised by written notice being given to the Company by Lehman Brothers Inc., on behalf of the Underwriters. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Underwriters, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Option Closing Date".

                 Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this
Section 4 (or at such other place as shall be determined by agreement between the Underwriters and the Company at 10:00 a.m., New York City time, on the Option Closing Date.) On the Option Closing Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price in the manner set forth in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Underwriters shall request in the aforesaid notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., New York City time, on the business day prior to the Option Closing Date.

                 5. Further Agreements of the Company. The Company agrees:

                          (a)     To prepare the Prospectus in a form
                 reasonably approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the applicable Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                          (b) To furnish promptly upon request by the representatives named in any applicable Terms Agreement (the "Representatives") of the Underwriters to the Underwriters and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the

                 Commission, including all consents and exhibits filed therewith;

                          (c) To deliver promptly to the Underwriters such number of the following documents as the Representa- tives of the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Deposit Agreement, the Warrant Agreements and such other exhibits as the Underwriters may reasonably request), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Date in connection with the offering or sale of the Offered Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document incorporated by reference in the Prospectus) in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon the reasonable request of the Representatives of the Underwriters, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives of the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company and the Underwriters, be required by the Securities Act or requested by the Commission;

                          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, and promptly after filing with the Commission any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters;

                          (f) As soon as practicable after the date of this Agreement and every Terms Agreement relating to designated Offered Securities, to make generally available to its security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
                 Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
                 158);

                          (g) For a period of five years following the applicable Closing Date, to furnish to the Underwriters, copies of all materials furnished by the Company to all of its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock and any other Offered Securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rules or regulations of the Commission thereunder;

                          (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities provided, however, that in connection therewith the Compa-ny shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified;

                          (i) For a period of 90 days after the date of the Prospectus relating to designated Stock, the Company will not, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any security convertible or exchangeable for Common Stock (other than shares issuable pursuant to employee benefit plans, qualified stock option plans or other employee compensations plans then existing or pursuant to then currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares (other than the grant of options pursuant to option plans existing on the date thereof) without the prior written consent of the Underwriters or their representative;

                          (j) In the event designated Offered Securities are to be listed on a national securities exchange, to apply for any listing of such designated Offered Securities on any national securities exchange and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the relevant Closing Date; and

                          (k) To apply the net proceeds from the sale of the Offered Securities being sold by the Company as set forth in the Prospectus.

                 6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs, if any, printing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); provided that the expenses and fees in this clause (h) shall not exceed $10,000 in the aggregate; (i) any fees charged by securities rating services for rating any Offered Securities and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay the costs and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell, the expenses of advertising any offering of the Offered Securities made by the Underwriters and all other costs and expenses of the Underwriters and their counsel not enumerated in this Section 6.

                 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for any Offered Securities are subject to the accuracy, when made, and on each Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and under any Terms Agreement, and to each of the following additional terms and conditions:

                          (a)     At the applicable Closing Date, the
                 Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the Representatives of the Underwriter's reasonable satisfaction.

                          (b) No Underwriter, shall have discovered and disclosed to the Company on or prior to any Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Underwriters, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading.

                          (c) All corporate proceedings and other legal matters incident to the authorization, form, validity and enforceability of this Agreement, any Terms Agreement, the Indenture, the Deposit Agreement, the Warrant Agreements, the Offered Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and any Terms Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                          (d) Thomas R. O'Brien, General Counsel to the Company, shall have furnished to the Underwriters his opinion, as general counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect that:

                                  (i)      The Company's Significant
                          Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation; and the Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its respective business requires such qualification and where the failure to be so qualified and in good standing would have a material and adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, and where so qualified have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described or incorporated by reference in the Prospectus;

                                  (ii)     The Company has an authorized
                          capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) and, as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                  (iii) To such counsel's knowledge, there are
                          no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations;

                                  (iv)     The documents incorporated by
                          reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

                                  (v)      To such counsel's knowledge and
                          except as described or incorporated by reference in the Registration Statement or the Prospectus, there are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                                  (vi)     To such counsel's knowledge, and
                          other than as set forth in the Registration
                          Statement, the Prospectus, or any documents incorporated by reference, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any material property or assets of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to such counsel's knowledge, no such proceedings are threat-ened by governmental authorities or threatened by others;

                                  (vii)  The issue and sale of the Offered
                          Securities being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement, the Indenture, the Deposit Agreement and the Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement known to such counsel to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of such Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole nor will such actions result in any violation of the provisions of any State or Federal statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties or assets.


                          (e) White & Case, counsel to the Company, shall have furnished to the Underwriters their opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)      The Company has been duly
                          incorporated and is validly existing as a corporation in good standing under the laws of New York;

                                  (ii)     There are no preemptive or other
                          rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any shares of the Stock, including any Stock issuable upon conversion or exchange of any Offered Securities, in each case pursuant to the Company's Certificate or by-laws or any agreement or other instrument to which the Company is a party known to such counsel;

                                  (iii)    If the Offered Securities are Debt
                          Securities: The Offered Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus;

                                  (iv)     If the Offered Securities are Debt
                          Securities: The Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the

                          Company will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

                                  (v)      If the Offered Securities are
                          Preferred Stock: The shares of Offered Preferred Stock to be issued and sold by the Company to the Underwriters have been duly and validly authorized, and when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable; and, when issued and delivered, the Preferred Stock will conform in all material respects to the description thereof contained in the Prospectus;

                                  (vi)     If the Offered Securities are
                          Depository Shares: The deposit of any Underlying Preferred Shares by the Company in accordance with any Deposit Agreement has been duly authorized and, when the Depositary Shares are issued and delivered in accordance with the terms of this Agreement, the Depositary Shares will be validly issued, fully paid and non-assessable; and when issued and delivered, the Depositary Shares will conform in all material respects to the description thereof contained in the Prospectus;

                                  (vii)    If the Offered Securities are
                          Depository Shares: Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share will represent the interest described in the Prospectus in a validly issued, outstanding, fully paid and non-assessable Underlying Preferred Share; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement; and the Deposit Agreement conforms in all material respects to the description thereof contained in the Prospectus;

                                  (viii) If the Offered Securities are shares of Common Stock: The unissued shares of the Common Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, such shares will be duly and validly issued, fully paid and non-assessable; and the Common Stock will conform in all material respects to the description thereof contained in the Prospectus;

                                  (ix) If the Offered Securities are
                          convertible or exchangeable into shares of Common Stock or Preferred Stock: The shares of Stock of the Company reserved for issuance upon conversion of or exchange for the Company's other securities or exercise of the Company's Warrants have been validly authorized and reserved for such purpose; and, if and when any of the Company's other securities are converted or exchanged into shares of Stock of the Company in accordance with the conversion or exchange rights so provided, or purchased in accordance with the purchase rights so provided, such Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of the Company's Certificate; and when issued and delivered, such Stock will conform in all material respects to the descriptions thereof contained in the Prospectus;

                                  (x)      If the Offered Securities are
                          Warrants: The Warrants have been duly authorized and, upon payment therefor, will be validly issued and outstanding and will constitute legally binding obligations of the Company and, upon exercise of the Warrants pursuant to the related Warrant Agreement, if exercisable for Debt Securities, will be entitled to the benefits of the Indenture; and when issued and delivered, such Warrants will conform in all material respects to the description thereof contained in the Prospectus;

                                  (xi)     This Agreement has been duly
                          authorized, executed and delivered by the Company;

                                  (xii)    If the Offered Securities are
                          Depository Shares: The Deposit Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Depositary) constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

                                  (xiii)   If the Offered Securities are
                          Warrants: The Warrant Agreements have been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Warrant Agent) constitute a valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and the Warrant Agreements conform in all material respects as to legal matters to the description thereof contained in the Prospectus;

                                  (xiv)    The Company is not an "investment
                          company" within the meaning of such term under the Investment Act and the rules and regulations of the Commission thereunder;

                                  (xv)     The Registration Statement was
                          declared effective under the Securities Act and the Inden- ture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to subparagraph of Rule 424 specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                  (xvi)    The statements contained in the
                          Prospectus under the captions relating to the Offered Securities insofar as they describe federal statutes, rules and regulations, or portions thereof, constitute accurate descriptions thereof in all material respects;

                                  (xvii)   The Registration Statement,  as of
                          the Effective Date, and the Prospectus, as of the date it was filed with the Commission, and any further amendments or supplements thereto made by the Company prior to the applicable Closing Date (other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the T-1, as to which such counsel need express no opinion) appears on its face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder; and

                                  (xviii)  The issue and sale of the Offered
                          Securities being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement, the Indenture, the Deposit Agreement and the Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of the provisions of the charter or by-laws of the Company or any New York State or U.S. Federal statute or any order, rule or regulations known to such counsel of any New York State or U.S. Federal court or governmental agency or body having jurisdiction over the Company; and, except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution delivery and performance of this Agreement, the Indenture, the Deposit Agreement and the Warrant Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby.

                 In rendering the opinions required by subsections (d) and (e) of this section, Thomas R. O'Brien and White & Case, respectively, may
         (i) state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York and (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of laws covered by supporting opinion upon the opinion of other counsel of good standing, provided that such other counsel is reasonably satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters. In addition, Thomas R. O'Brien, in rendering the opinions required by clauses (i) and (ii) of Subsection (d) with respect to Significant Subsidiaries, may rely on opinions rendered by counsel employed by such Significant Subsidiaries.

                 Thomas R. O'Brien shall have furnished to the Underwriters a written statement addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that he has acted as counsel to the Company on a regular basis and in connection with previous financing transactions. In addition, each of Thomas R. O'Brien and White & Case shall also have furnished to the Underwriters written statements, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and based on the foregoing, such counsel does not believe that (I) the Registration Statement (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief), as of its date and the applicable Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by statements to the effect that (i) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions relating to the designated Offered Securities and, if applicable, "Federal Income Tax Consequences", insofar as such statements relate to the Offered Securities and concern legal matters and (ii) as to facts necessary to the determination of materiality, such counsel is relying upon the opinions of officers and other representatives of the Company.

                          (f) The Underwriters shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require.

                          (g)     At the Closing Date, counsel for the
                 Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein and in each Terms Agreement and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein and therein contained.

                          (h) At the time of execution of this Agreement and each Terms Agreement, the Underwriters shall have received from each of Coopers & Lybrand L.L.P., with respect to the Company, and KPMG, with respect to Pyropower, letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof and thereof (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act, (ii) stating, as of the date hereof and thereof, (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof or thereof), the conclusions and findings of such firm with respect to the financial information and other matters as provided in SAS No. 72.

                          (i) With respect to the letters of Coopers & Lybrand L.L.P. and KPMG referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter") and each Terms Agreement, the Company shall have furnished to the Underwriters letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                          (j) At each Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Company shall have furnished to the Underwriters a certificate, dated the Closing Date of its Chairman of the Board, its President or a Vice President of the Company, on the one hand, and its chief financial officer or its Treasurer, on the other hand, stating that:

                                  (i)  The representations and warranties of
                          the Company in Section 1 are true and correct as of such Closing Date; the Company has complied with all its agreements contained in this Agreement and the conditions set forth in Section 7(a) and 7(k) have been fulfilled in each case, in all material respects;

                                  (ii)  They have carefully examined the
                          Registration Statement and the Prospectus and in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth or incorporated by reference in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth; and

                                  (iii) no stop order suspending the
                          effectiveness of the Registration Statement has been issued and, to the knowledge of the Company, no proceedings for that purpose have been initiated or threatened by the Commission.

                          (k) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the respective dates as of which information is given in the Registration Statement or the Prospectus or in any document incorporated by reference therein any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, contemplated or incorporated by reference in the Prospectus or in any of the documents incorporated by reference therein, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries except as set forth in the letters described in paragraphs (i) or (j) of this Section 7, or any material change in the financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated or incorporated by reference in the Prospectus or in any of the documents incorporated by reference therein, the effect of which, in any such case described in clause (i) or
                 (ii), is, in the reasonable judgment of the majority in interest of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                          (l) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and
                 (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

                          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general banking moratorium shall have been declared by federal or New York state authorities (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic or financial conditions (or such a material adverse change in international conditions the effect of which on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner con- templated in the Prospectus.

                          (n) The Underwriters shall have received from each of the Company's directors and executive officers an executed letter to the effect that for a period of 90 days after the date of the Prospectus relating to designated Stock, he or she will not, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any security convertible or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares without the prior written consent of the Underwriters or their representative.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters. The Company may rely on any waiver of such conditions given by the Underwriters or counsel to the Underwriters as if given by the Underwriters.

                 8.  Indemnification and Contribution.

                 (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each such person, if any, who controls any Underwriter, within the meaning of the Securities Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Offered Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arise out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading and shall reimburse each Underwriter and each such officer, employee or con-trolling person within 30 days after receiving written demand therefor for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arise out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through any Underwriter by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, liability or any action in respect thereof of such Underwriter results from the fact that such Underwriter sold Offered Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was (i) identified to such Underwriter at or prior to the earlier of the filing with the Commission or the furnishing to such Underwriter of the Prospectus and (ii) corrected in the Prospectus or in the Prospectus as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                 (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any lawsuits, claims, damages, liabilities or actions relating to the purchases and sales of Offered Securities), to which the

Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, if the defendants in any such action include both and the indemnified party or parties and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel by both the indemnifying party and the indemnified party or parties or different defenses available to the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, reasonably satisfactory to the indemnifying party, at the indemnifying party's expense, and to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one special counsel representing the indemnified party or parties who are parties to such action). No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under

Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offering Securities purchased under this Agreement and any applicable Terms Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Securities purchased under this Agreement and any applicable Terms Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement and any applicable Terms Agreement in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The Underwriters severally confirm that the following statements are correct and constitute information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus:
(i) the statements in the paragraph identified in Exhibit A attached to the applicable Terms Agreement for the sale of designated Offered Securities concerning stabilization and over-allotment by the Underwriters, (ii) the statements with respect to the public offering of the Offered Securities by the Underwriters set forth on the cover page of the Prospectus and (iii) the statements in the paragraphs regarding the public offering of the Offered Securities by the Underwriters and the statements made concerning concession, allowance and reallowance, in each case set forth under the caption "Underwriting" and as identified in Exhibit A attached to the applicable Terms Agreement for the sale of designated Offered Securities.

                 9. Defaulting Underwriters. If on the applicable Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase (in addition to the amount of Offered Securities which such Underwriters are obligated to purchase pursuant to Section 2) the Offered Securities which the defaulting Underwriter agreed but failed to purchase on such Closing

Date in the respective proportions to the amount of Offered Securities set opposite the names of each remaining non-defaulting Underwriter in Exhibit A to the applicable Terms Agreement bears to the amount of the Offered Securities set opposite the names of all the remaining non-defaulting Underwriters in Exhibit A to the applicable Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Securities on such Closing Date if the total number of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total amount of the Offered Securities to be purchased on such Closing Date. If the foregoing maximum percentage is exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Securities to be purchased on such Closing Date. If the foregoing maximum percentage is exceeded, the remaining non-defaulting Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate amount of Offered Securities (other than the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date) may, at any time after 72 hours immediately following the failure of the defaulting Underwriter or Underwriters to purchase the Offered Securities set forth opposite the name of such Underwriter or Underwriters, terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Exhibit A to any applicable Terms Agreement who, pursuant to this Section 9, purchases Offered Securities which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Offered Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the applicable Closing Date for up to seven full business days in order to effect any changes that in reasonable the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement necessary to consummate the transactions described herein.

                 10. Termination. Except as provided in the applicable Prospectus Supplement, the obligations of the Underwriters hereunder may be terminated by the Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate amount of Offered Securities by notice given to and received by the Company prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Sections 7(k), (l) and (m) shall have occurred or if the Underwriters shall decline to purchase the Offered Securities as permitted by Section 9.

                 11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Offered Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled (other than Section 7(m)), the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter for any of its expenses incurred in connection with this Agreement.

                 12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
                 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., World Financial Center, 10th Floor, New York, NY 10285; and

                          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the ad- dress of the Company set forth in the Registration Statement,
                 Attention:  General Counsel; (Fax: (908) 730-4020).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for any Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 15. Definition of the Term "Business Day". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

                 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement between the Company and the Underwriters please indicate your acceptance in the space provided for that purpose below.




                                            Very truly yours,




                                            FOSTER WHEELER CORPORATION


                                            By
                                               ---------------------------------
                                               Name:
                                               Title:


Accepted:
LEHMAN BROTHERS INC.




By
  -------------------------------------
  LEHMAN BROTHERS

                                   SCHEDULE I

                                TERMS AGREEMENT

                                  SCHEDULE II

                            SIGNIFICANT SUBSIDIARIES


 I.  U.S. Domiciled Significant Subsidiaries

     Foster Wheeler Energy Corporation
     Foster Wheeler Energy International, Inc.
     Foster Wheeler Environmental Corporation
     Foster Wheeler International Corporation
     Foster Wheeler Power Systems, Inc.
     Foster Wheeler USA Corporation
     Glitsch International, Inc.
     Ahlstrom Pyropower Inc.

II.  Foreign Significant Subsidiaries

     Foster Wheeler Limited
     Foster Wheeler Energy Ltd.
     Foster Wheeler Italiana, S.p.A.
     Foster Wheeler Iberia S.A.
     Foster Wheeler Energia, S.A.
     Foster Wheeler Energia OY